Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE CASH RESERVE FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Board of Directors of the Fund has concluded that a complete liquidation of the Fund is in the best interest of the Fund and its shareholders. The reason for this is that the Board was informed by Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse"), that it intends to cease managing U.S. money market funds in the near future. Liquidation of the Fund will require approval of the Fund's shareholders, and the Fund intends to prepare proxy materials for a shareholder meeting in due course. The date of the meeting has not yet been scheduled but is expected to be in the first quarter of 2009. In light of the decision to liquidate the Fund, the Fund will be closed to new investors effective December 22, 2008. Only shareholders as of the close of business on December 19, 2008 can continue to buy shares of the Fund. Prospective investors may be required to provide documentation to determine their eligibility to purchase shares. The Fund will continue to process redemptions in the ordinary course. The closing of the Fund to new investors can be expected to result in large shareholder redemptions, which could adversely affect the Fund's expense ratio in the absence of the expense cap. Currently, Credit Suisse is voluntarily waiving fees, but it can cease doing so at any time.

We will keep you apprised of information relating to the planned liquidation of the Fund once the liquidation date has been determined. Shareholders should consult their tax advisers concerning their particular tax situations and the impact of redeeming Fund shares or receiving a liquidating distribution from the Fund.

Dated: December 15, 2008	16-1208 CR-PRO-CMN CR-PRO-LOAD 2008-017